Intertek

October 7, 2010

Mark Soffa
Fuel Doctor LLC
23679 Calabasas road
Calabasas, Ca, 91302

Dear Mark Soffa

We appreciate the opportunity to be of service to you. Please find enclosed one copy of Intertek Report No. 100191915CHI-001A covering the tests performed on your behalf.

Model Tested:
FD -47

If there are any questions regarding the results contained in this report, or any of the other services offered by Intertek, please do not hesitate to contact me.

Sincerely,

Jeremy Tidd
Performance Team Leader
Intertek

INTERTEK REPORT

545 East Algonquin Road Suite F, Arlington Heights, IL 60005

Project No.G100191915 Date: October 7, 2010

REPORT NO. 100191915CHI-001A
RENDERED TO:

Fuel Doctor LLC
23679 Calabasas road
Calabasas, Ca, 91302

Report Scope:	The project was established to verify the claim that the Model FD-47 Fuel doctor will increase fuel economy.
Limitation Statement:	This report concludes and represents the results of the evaluation and tests of the referenced equipment to the requirements contained in the identified standards:
Authorization:	The tests were authorized signed Intertek Quote No500241509 dated August 10, 2010.
Sample Description:	Five, Model FD-47, were had delivered without packaging by Douglas Hungerford and given to the drivers of the vehicles on the day's the test was performed on that vehicle.
Date of Tests:	August 16, 2010 to August 23, 2010. Revised October 7, 2010

Report Reviewed By:

Jeremy Tidd
Performance Team Leader
Intertek

Tested By:

Frank C. Pecoraro
Project Engineer
Performance

Test Data:

Without Model FD-47

Type of Vehicle	AC	Radio	Driving Conditions	Miles Driven	Fuel Used	Calculated MPG
2001 Volkswagen Jetta	On	On	Sunny Day	146.4	5.817 Gal.	25.167
1997 Jeep	NA	On	Sunny Day	147.8	6.825 Gal.	21.655
2005 Hyundai	On	On	Sunny Day	149.5	4.459 Gal.	33.527
2001 Pontiac Grand Prix GTP	On	On	Sunny Day	308.9	10.787 Gal	28.636
*1999 Jeep Cherokee Sport	On	On	Sunny Day	306	13.823 Gal	22.137

* Vehicle was tested with out a representative of Fuel Doctor present.

With Model FD-47

Type of Vehicle	AC	Radio	Driving Conditions	Miles Driven	Fuel Used	Calculated MPG
2001 Volkswagen Jetta	On	On	Sunny Day	146	5.169 Gal.	28.24
1997 Jeep	NA	On	Sunny Day	147.9	5.945 Gal.	24.878
2005 Hyundai	On	On	Sunny Day	149.4	3.498 Gal.	42.710
2001 Pontiac Grand Prix GTP	On	On	Sunny Day	308.8	10.581 Gal.	29.184
*1999 Jeep Cherokee Sport	On	On	Sunny Day	306	13.85 Gal.	22.09

* Vehicle was tested with out a representative of Fuel Doctor present.

Device under Test Description & Photos:

The Fuel Doctor tested for this report was Model Number FD-47.



Note: The information provided below was collected by Douglas Hungerford, a representative of Fuel Doctor, during his ride along with Intertek staff. Intertek confirms the provided information is factual.

Test Summary Intertek Testing of FD-47 for Advance Auto Parts.

First vehicle: 2001 VW Jetta VR6, 4 Speed Automatic, 2L, 6 cylinders, Start Mileage 104292, Finish Mileage 104585.

- Without FD-47: 146.4 Miles / 5.817 Gallons = 25.17
- With FD-47: 146.0 Miles / 5.169 Gallons = 28.25
- 3.08 MPG increase
- 12.2% Gain in MPG

Second vehicle: 1997 Jeep Wrangler, 4 Speed Automatic. 2.5L, 4 Cylinders, Start Mileage 128810, Finish Mileage 129106.

- Without FD-47: 147.8 Miles / 6.825 Gallons = 21.66
- With FD-47: 147.9 Miles / 5.948 Gallons = 24.87
- 3.21 MPG increase
- 14.8% Gain in MPG

Third vehicle: 2005 Hyundai Elantra, 4 Speed Automatic. 2.0L, 4 Cylinders, Start Mileage 124068, Finish Mileage 124547.

- Without FD-47: 149.5 Miles / 4.459 Gallons = 33.53
- With FD-47: 149.4 Miles / 3.498 Gallons = 42.71
- 9.18 MPG increase
- 27.3% Gain in MPG

Fourth vehicle: 2001 Pontiac Grand Prix GTP, 4 Speed Automatic. 3.8L, V6 Supercharged, Start Mileage 67576.3, Finish Mileage 68193.7

- Without FD-47: 308.9 Miles / 10.787 Gallons = 28.64
- With FD-47: 308.8 Miles / 10,581 Gallons = 29.18
- .54 MPG increase
- 1.9% Gain in MPG

Fifth vehicle: Jeep SUV. Details were not available at the time of this report's completion. Vehicle testing took place when a Fuel Doctor Representative was not present or able to witness testing.

Vehicle Information

Date:	August 16, 2010
Vehicle:	Volkswagen
Year:	2001
Model:	Jetta
Engine Displacement:	2.0L, Fuel Injection
Cylinders:	6
Transmission:	4 Speed Automatic
VIN:	3VWTG69M91M169883
Mileage:	104,292

Testing Consist Of:

- Completing the Vehicle Information and Vehicle Check List.
- Filling up the vehicle at the Shell station on the corner next to Intertek on 87 octane and verifying the Vehicle and Check list items available.
- Driving on the expressway at 55 miles an hour to an exit 75 miles away. Turning around and going back on the expressway and returning to the Shell.
- Filling up the vehicle again on 87 octane and recoding the information on the Vehicle Information checklist.
- Installing the Fuel Doctor and driving on the expressway following the same route and returning back to the Shell. Two runs, a second and third, with the FD-47 installed to replicate usage of a full tank of gas.
- Filling up the vehicle again on each run with 87 octane and recoding the information on the Vehicle information checklist.

Test Run complete. Each trip circle is approximately 150 miles. Total test mileage approximately 450 miles.

Test Results First Run

Conditions at Start of First Run (FD-47 not installed)

Time:	approximately 10:00 AM
Temperature:	72.3 Degrees
Humidity:	52 %
Dew Point:	53 Degrees
Wind:	W at 0.3 MPH
Pressure:	30.07 inches

Notes:

AC set on 66 degrees cold with Fan on 3/4 setting. Vehicles Trip Odometer reset. Vehicle Mileage recorded to be 104,292 miles. Sunny & clear day.

Conditions at Completion of First Run (FD-47 not installed)

Time:	approximately 1:15 PM
Temperature:	76.6 Degrees
Humidity:	45 %
Dew Point:	54 Degrees
Wind:	NNW at 4.7 MPH
Pressure:	30.03 inches

Notes:

AC set on Max cold with Fan on 3/4 setting. Trip Odometer reads 146.4 miles. Vehicle Mileage recorded to be 104,439 miles. Sunny & clear day. Fuel to fill the tank is 5.817 gallons.

Test Results Second Run

Conditions at Start of Second Run (FD-47 installed)

Time:	approximately 2:30 PM
Temperature:	76.6 Degrees
Humidity:	45 %
Dew Point:	54 Degrees
Wind:	NNW at 4.7 MPH
Pressure:	30.03 Inches

Notes:

AC set on Max cold with Fan on 3/4 setting. Trip Odometer reads 146.4 miles. Vehicle Mileage recorded to be 104,439 miles. Sunny & clear day.

Conditions at Completion of Second Run (FD-47 installed)

Time:	5:30 PM
Temperature:	78.4 Degrees
Humidity:	46 %
Dew Point:	56 Degrees
Wind:	W at 0
Pressure:	30.03 Inches

Notes:

AC set on Max cold with Fan on 3/4 setting. Trip Odometer reads 292.6 miles. Vehicle Mileage recorded to be 104,585 miles. Sunny & clear day. Fuel to fill the tank is 5.762 gallons. Testing to continue based on one tank full requirement for the FD-47 to be most efficient.

Test Results Third Run

Conditions at Start of Third Run (FD-47 installed)

Time:	approximately 9:30 AM 8-18-2010
Temperature:	69.6 Degrees
Humidity:	61 %
Dew Point:	64 Degrees
Wind:	NW at 0 MPH
Pressure:	Not Recorded

Notes:

AC set on Max cold with Fan on 3/4 setting. Trip Odometer reset. Vehicle Mileage recorded to be 104,665 miles. Sunny and high clouds.

Conditions at Completion of Third Run (FD-47 installed)

Time:	approximately 12:30 PM 8-18-2010
Temperature:	78.6 Degrees
Humidity:	61 %
Dew Point:	64 Degrees
Wind:	NW at 0
Pressure:	30.03 inches

Notes:

AC set on Max cold with Fan on 3/4 setting. Trip Odometer reads 146.0 miles. Vehicle Mileage recorded to be 104,811 miles. Sunny and high clouds. Fuel to fill the tank is 5.169 gallons.

Summary:

Without the FD-47

146.4 Miles / 5.817 gallons = 25.17 Base MPG

With FD-47

146.0 Miles / 5.169 gallons = 28.25 New MPG

Mileage Improvement = New MPG – Base MPG

28.25 MPG – 25.17 MPG = 3.08 MPG

Percent Mileage Gain = ((New MPG – Base MPG) / Base MPG) * 100

((28.25 MPG – 25.17 MPG) / 25.17 MPG) * 100 = 12.2%

Vehicle Information

Date:	August 16, 2010
Vehicle:	Jeep
Year:	1997
Model:	Wrangler
Engine Displacement:	2.5L, Fuel Injection
Cylinders:	4
Transmission:	4 Speed Automatic
VIN:	VCR1049AYPBN
Mileage:	128,810

Testing Consist Of:

- Completing the Vehicle Information and Vehicle Check List.
- Installing the FD-47 and filling up the vehicle at the Shell station on the corner next to Intertek on 87 octane and verifying the Vehicle and Check list items available.
- Driving on the expressway at 55 miles an hour to an exit 75 miles away. Turning around and going back on the expressway and returning to the Shell.
- Filling up the vehicle again on 87 octane and recoding the information on the Vehicle Information checklist.
- Removing the FD-47 and driving on the expressway following the same route and returning back to the Shell.
- Filling up the vehicle again on 87 octane and recoding the information on the Vehicle Information checklist.

Test Run complete. Each trip circle is approximately 150 miles. Total test mileage approximately 300 miles.

Test Results First Run

Conditions at Start of First Run (FD-47 installed)

Time:	approximately 10:00 AM
Temperature:	72.3 Degrees
Humidity:	52 %
Dew Point:	53 Degrees
Wind:	W at 0.3 MPH
Pressure:	30.07 Inches

Notes:

Windows down and no AC. Vehicles Trip Odometer reset. Vehicle Mileage recorded to be 128,810 miles. Sunny and clear.

Conditions at Completion of First Run (FD-47 installed)

Time:	approximately 1:15 PM
Temperature:	76.6 Degrees
Humidity:	45 %
Dew Point:	54 Degrees
Wind:	NNW at 4.7 MPH
Pressure:	30.03 Inches

Notes:

Windows down and no AC. Trip Odometer reads 147.9 miles. Vehicle Mileage recorded to be 128,958 miles. Sunny and clear. Fuel to fill the tank is 5.948 gallons.

Test Results Second Run

Conditions at Start of Second Run (FD-47 not installed)

Time:	approximately 2:30 PM
Temperature:	76.6 Degrees
Humidity:	45 %
Dew Point:	54 Degrees
Wind:	NNW at 4.7 MPH
Pressure:	30.03 inches

Notes:

Windows down and no AC. Vehicles Trip Odometer reset. Vehicle Mileage recorded to be 128,958 miles. Sunny and clear.

Conditions at Completion of Second Run (FD-47 not installed)

Time:	5:30 PM
Temperature:	78.4 Degrees
Humidity:	46 %
Dew Point:	56 Degrees
Wind:	W at 0
Pressure:	30.03 inches

Notes:

Windows down and no AC. Trip Odometer reads 147.8 miles. Vehicle Mileage recorded to be 129,106 miles. Sunny and clear. Fuel to fill the tank is 6.825 gallons.

Summary:

Without the FD-47

147.8 Miles / 6.825 gallons = 21.66 Base MPG

With FD-47

147.9 Miles / 5.948 gallons = 24.87 New MPG

Mileage Improvement = New MPG – Base MPG

24.87 MPG – 21.66 MPG = 3.21 MPG

Percent Mileage Gain = ((New MPG – Base MPG) / Base MPG) * 100

((24.87 MPG – 21.66 MPG) / 21.66 MPG) * 100 = 14.8%

Vehicle Information

Date:	August 17, 2010
Vehicle:	Hyundai
Year:	2005
Model:	Elantra
Engine Displacement:	2.0L, Fuel Injection
Cylinders:	4
Transmission:	4 Speed Automatic
VIN:	KMHDN46D45U064252
Mileage:	124,068

Testing Consist Of:

- Completing the Vehicle Information and Vehicle Check List.
- Filling up the vehicle at the Shell station on the corner next to Intertek on 87 octane and verifying the Vehicle and Check list items available.
- Driving on the expressway at 55 miles an hour to an exit 75 miles away. Turning around and going back on the expressway and returning to the Shell.
- Filling up the vehicle again on 87 octane and recoding the information on the Vehicle information checklist.
- Installing the Fuel Doctor and driving on the expressway following the same route and returning back to the Shell. Two runs, a second and third, with the FD-47 installed to replicate usage of a full tank of gas.
- Filling up the vehicle again on each run with 87 octane and recoding the information on the Vehicle Information checklist.

Test Run complete. Each trip circle is approximately 150 miles. Total test mileage approximately 450 miles.

Test Results First Run

Conditions at Start of First Run (FD-47 not installed)

Time:	approximately 9:30 AM
Temperature:	70.7 Degrees
Humidity:	66 %
Dew Point:	59 Degrees
Wind:	W at 0 MPH
Pressure:	30.10 inches

Notes:

Vehicles Trip Odometer reset. Vehicle Mileage recorded to be 124,068 miles. Sunny and high clouds.

Conditions at Completion of First Run (FD-47 not installed)

Time:	Not Recorded
Temperature:	75.4 Degrees
Humidity:	51 %
Dew Point:	56 Degrees
Wind:	W at 0 MPH
Pressure:	30.11 inches

Notes:

Trip Odometer reads 149.5 miles. Vehicle Mileage recorded to be 124,218 miles. Sunny and high clouds. Fuel to fill the tank is 4.459 gallons.

Test Results Second Run

Conditions at Start of Second Run (FD-47 installed)

Time:	Not Recorded
Temperature:	75.4 Degrees
Humidity:	51 %
Dew Point:	56 Degrees
Wind:	W at 0 MPH
Pressure:	30.11 inches

Notes:

Trip Odometer reset. Vehicle Mileage recorded to be 124,218 miles. Sunny and high clouds.

Conditions at Completion of Second Run (FD-47 Installed)

Time:	approximately 5:00 PM
Temperature:	73.6 Degrees
Humidity:	58 %
Dew Point:	Not Recorded
Wind:	W at 0
Pressure:	30.10 inches

Notes:

Trip Odometer reads 149.6 miles. Vehicle Mileage recorded to be 124,368 miles. Sunny and high clouds. Fuel to fill the tank is 3.113 gallons. Testing to continue tomorrow based on the test engineer not believing the results.

Test Results Third Run

Conditions at Start of Third Run (FD-47 installed)

Time:	approximately 9:30 AM 8-18-2010
Temperature:	69.6 Degrees
Humidity:	77 %
Dew Point:	62 Degrees
Wind:	ENE at 0 MPH
Pressure:	Not Recorded

Notes:

Trip Odometer reset. Vehicle Mileage recorded to be 124,397 miles. Sunny and high clouds.

Conditions at Completion of Third Run (FD-47 installed)

Time:	approximately 12:30 PM 8-18-2010
Temperature:	78.6 Degrees
Humidity:	61 %
Dew Point:	64 Degrees
Wind:	NW at 0
Pressure:	30.03 inches

Notes:

Trip Odometer reads 149.4 miles. Vehicle Mileage recorded to be 124,547 miles. Partly cloudy. Fuel to fill the tank is 3.498 gallons.

Summary:

Without the FD-47

149.5 Miles / 4.459 gallons = 33.53 Base MPG

With FD-47

149.4 Miles / 3.498 gallons = 42.71 New MPG

Mileage Improvement = New MPG – Base MPG

42.71 MPG – 33.53 MPG = 9.18 MPG

Percent Mileage Gain = ((New MPG – Base MPG) / Base MPG) * 100

((42.71 MPG – 33.53 MPG) / 33.53 MPG) * 100 = 27.3%

Vehicle Information

Date:	August 21, 2010
Vehicle:	Pontiac
Year:	2001
Model:	Grand Prix GTP
Engine Displacement:	3.8L, Supercharged, Fuel Injection
Cylinders:	6
Transmission:	4 Speed Automatic
VIN:	1G2WR521X1F261707
Mileage:	67,576.3

Testing Consist Of:

- Completing the Vehicle Information and Vehicle Check List.
- Filling up the vehicle at the Shell station on the corner next to Intertek on 93 octane and verifying the Vehicle and Check list items available.
- Driving on the expressway at 65 miles an hour to an exit 150 miles away. Turning around and going back on the expressway and returning to the Shell.
- Filling up the vehicle again on 93 octane and recoding the information on the Vehicle Information checklist.
- Installing the Fuel Doctor and driving on the expressway following the same route and returning back to the Shell.
- Filling up the vehicle again on 93 octane and recoding the information on the Vehicle Information checklist.

Test Run complete. Each trip circle is approximately 300 miles. Total test mileage approximately 600 miles.

Test Results First Run

Conditions at Start of First Run (FD-47 not installed)

Time:	9:36 AM
Temperature:	73.4 Degrees
Humidity:	86 %
Dew Point:	69 Degrees
Wind:	ENE at 0
Pressure:	29.81 inches

Notes:

AC set on Max cold with Fan on 3/5 setting. Vehicles Trip Odometer reset. Vehicle Mileage recorded to be 67,576.3 miles. Partly cloudy.

Conditions at Completion of First Run (FD-47 not installed)

Time:	approximately 2:30 PM
Temperature:	81.1 Degrees
Humidity:	68 %
Dew Point:	70 Degrees
Wind:	W at 0
Pressure:	29.84 inches

Notes:

AC set on Max cold with Fan on 3/5 setting. Trip Odometer reads 308.9 miles. Vehicle Mileage recorded to be 67,884.9 miles. Partly cloudy. Fuel to fill the tank is 10.787 gallons.

Test Results Second Run

Conditions at Start of Second Run (FD-47 installed)

Time:	approximately 3:15 PM
Temperature:	81.1 Degrees
Humidity:	68 %
Dew Point:	70 Degrees
Wind:	W at 0
Pressure:	29.84 inches

Notes:

AC set on Max cold with Fan on 3/5 setting. Trip Odometer reset. Vehicle Mileage recorded to be 67,884.9 miles. Partly cloudy.

Conditions at Completion of Second Run (FD-47 installed)

Time:	8:44 PM
Temperature:	76.5 Degrees
Humidity:	74 %
Dew Point:	68 Degrees
Wind:	W at 0
Pressure:	29.93 inches

Notes:

AC set on Max cold with Fan on 3/5 setting. Trip Odometer reads 308.8 miles. Vehicle Mileage recorded to be 68,193.7 miles. Partly cloudy. For approximately the last 50 miles of the test we were required to turn on the vehicles lights due to darkness. Fuel to fill the tank is 10.581 gallons.

Summary:

Without the FD-47

308.9 Miles / 10.787 gallons = 28.64 Base MPG

With FD-47

308.8 Miles / 10.581 gallons = 29.18 New MPG

Mileage Improvement = New MPG – Base MPG

29.18 MPG – 28.64 MPG = .54 MPG

Percent Mileage Gain = ((New MPG – Base MPG) / Base MPG) * 100

((29.18 MPG – 28.64 MPG) / 28.64 MPG) * 100 = 1.9%